UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 10, 2013

Date of earliest event reported: May 8, 2013

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

MRC Global Inc. (“MRC”) held its Annual Meeting of Stockholders on May 8, 2013 to: (i) elect twelve members to the Board of Directors to serve for a one-year term; (ii) vote on an advisory vote on MRC’s executive compensation program; (iii) vote on the frequency of advisory votes on MRC’s executive compensation program; and (iv) to ratify Ernst & Young LLP as MRC’s independent registered public accounting firm for 2013. All of the directors were re-elected by a majority of the votes and each of the other matters voted upon at the 2013 Annual Meeting of Stockholders was approved.

As of March 19, 2013, the record date, there were 101,859,174 shares of common stock issued and outstanding and entitled to vote at MRC’s Annual Meeting of Stockholders and 97,223,100 shares of common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the holders of such common stock.

The number of votes for, votes withheld and non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes Withhled	Number of Non-Votes

Andrew R. Lane	80,281,047	15,373,321	1,568,732

Leonard M. Anthony	93,359,775	2,294,593	1,568,732

Rhys J. Best	78,314,510	17,339,858	1,568,732

Peter C. Boylan, III	78,718,236	16,936,132	1,568,732

Henry Cornell	79,923,735	15,730,633	1,568,732

Christopher A.S. Crampton	71,901,491	23,752,877	1,568,732

John F.X. Daly	71,901,491	23,752,877	1,568,732

Craig Ketchum	79,898,798	15,755,570	1,568,732

Gerard P. Krans	80,113,366	15,541,002	1,568,732

Cornelis A. Linse	93,749,886	1,904,482	1,568,732

John A. Perkins	93,626,394	2,027,974	1,568,732

H.B. Wehrle, III	69,241,048	26,413,320	1,568,732

The number of votes for, the number of votes against, the number of abstentions and the number of non-votes with respect to the advisory vote to approve MRC’s executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstensions	Number of Non-Votes

74,239,252	21,119,597	295,519	1,568,732

The number of votes for 1 year, the number of votes for 2 years, the number of votes for 3 years, the number of abstentions and the number of non-votes with respect to the frequency of advisory votes to approve MRC’s executive compensation program was as follows:

Number of Votes for 1 Year	Number of Votes for 2 Years	Number of Votes for 3 Years	Abstensions	Number of Non-Votes

94,388,518	3,071	1,252,029	10,750	1,568,732

The number of votes for, the number of votes against, the number of abstentions and the number of non-votes with respect to the ratification of Ernst & Young LLP as MRC’s Independent Registered Public Accounting Firm for 2013 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstensions	Number of Non-Votes

95,727,766	1,486,100	9,234	0

Item 8.01	Other Events.

Christopher A.S. Crampton, a current director of MRC, resigned as a member of MRC’s Compensation Committee effective as of May 8, 2013. As of May 8, 2013, MRC’s Compensation Committee is comprised of a majority of independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2013

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President- Corporate Affairs, General Counsel and Corporate Secretary

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